UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 10, 2008
MSC Industrial Direct Co., Inc.
(Exact name of registrant as specified in its charter)
New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 812-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 10, 2008, the Registrant issued a press release announcing financial results for its first fiscal quarter ended December 1, 2007.  The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits:

99.1    MSC Industrial Direct Co., Inc. Press Release, dated January 10, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                MSC Industrial Direct Co., Inc.

Date: January 10, 2008                                                                                              By: /s/ Shelley M. Boxer
                Name: Shelley M. Boxer
                                 Title: Vice President, Finance